Putnam
Global Growth
and Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

 * Lipper Analytical Services, an independent rating agency, ranked Putnam Global Growth and Income Fund class A shares' total return 18th out of 136 global equity funds for the three years ended September 30, 1998. This ranking is in the top 14% of the fund's investment category.*


 * Morningstar, Inc., an independent rating agency, has recognized the solid risk-adjusted performance of the fund by awarding its class A shares 4 out of 5 stars for overall performance within Morningstar's international funds category as of September 30, 1998. Only 22.5% of the 819 international funds rated received 4 stars.+


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

21 Financial statements

 * Past performance is not indicative of future results. Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For the period ended 9/30/98, class A shares ranked 98 out of 201 for 1-year return. The fund was not ranked over periods longer than three years. Performance of other share classes will vary.

 + Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 9/30/98 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-year performance, the fund received 4 stars. There were 819 international equity funds rated; 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. The fund was not rated over longer time periods. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

There is no question that market volatility such as we have been experiencing over the past year generates uneasiness among equity investors. But it is important for investors to remember that it also creates investment opportunities for those who choose to look beyond the turmoil.

The managers of Putnam Global Growth and Income Fund believe the pessimism currently afflicting the world's stock markets masks positive investment conditions in many of these markets, notably those in the United States and Europe. Therefore, while maintaining a generally defensive portfolio strategy, they are using current market volatility to seek out temporarily depressed stocks of fundamentally sound companies. In this way, the managers believe the portfolio will be positioned to maximum advantage when the markets eventually turn around.

This approach should be reassuring to shareholders with long-term investment horizons, patience, and faith in the future. In the following report, your fund's managers provide a review of fiscal 1998 performance as they view fiscal 1999 with optimism.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Managers
Deborah F. Kuenstner
Hugh H. Mullin
George W. Stairs

Global markets experienced many ups, downs, and twists during Putnam Global Growth and Income Fund's fiscal year that ended on September 30, 1998. Because your fund invests in undervalued large-capitalization stocks primarily from developed markets, we were able to sidestep the most sensational events -- crises in Southeast Asia, Russia, and Latin America -- as well as the ongoing weak performance of other emerging markets. However, even in the developed markets, Japan's recession, worries of slower economic growth around the world, and a short-term squeeze on corporate profits combined to deal a setback to major equity averages, especially in contrast to their record highs in early summer.

We are pleased to report that in fiscal 1998 the fund earned its first four-star rating for risk-adjusted performance from Morningstar, an independent rating agency. We are not happy, however, to report the fund's first negative return for a fiscal period. For the year ended September 30, 1998, the fund's class A shares returned -5.72% (-11.12% at public offering price). Despite this recent loss, the fund's return since its January 3, 1995, inception is 66.26%, well ahead of the 62.81% return of its benchmark, the MSCI World Index, during the same time period. For the performance of other share classes, please turn to the performance summary that begins on page 9 of this report.

* TUMULTUOUS MARKETS ANTICIPATE SLOWER GROWTH

As the fund's fiscal year began, much of Asia, including Japan, the world's second largest economy, was headed into recession. Investors wondered whether global corporations, especially those that operate in the Far East, would be able to meet their profit expectations and whether the Asian recession would spread to Europe and the Americas. For the first couple of months of the fiscal year, pessimism mounted and investors moved money out of stocks. At the beginning of calendar 1998, however, investors again bid up equity prices, sending U.S. and European stocks into record territory. The rally came to a halt in July, though, because of worries about global financial companies in the wake of Russia's debt default and Japan's stalled banking reforms.

Despite this recent turmoil, we believe that the setting for equities is still generally positive. Long-term interest rates are now low and short-term rates are falling. Inflation is also low, and most leading indicators point to continued growth in the United States and Europe, albeit at a lower rate than previously foreseen. More and more corporations around the world are embracing strategies to enhance shareholder value and are undertaking the sorts of positive changes we seek, such as cutting costs, introducing new technology, and repurchasing stock, all of which benefit your fund in particular. After the recent downdraft in world markets, many of these companies are even more attractively priced, meeting our criteria for value investing.

* STRATEGY ENCOURAGES DEFENSIVE POSITIONING

In analyzing stocks of large companies in U.S. and international markets, we look for those that are attractively priced relative to the companies' earnings, assets, cash flow, or yield. After screening for these qualities, we focus on those companies undergoing positive fundamental change. This rigorous selection process reassures us in tumultuous periods; even after stocks have fallen to what we consider bargain prices, our method ensures that we target companies that we consider to have the strongest potential for future growth in value.

[GRAPHIC OMITTED: horizontal bar chart of TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United States     51.4%

United Kingdom     8.7%

France             6.8%

Japan              6.6%

Netherlands        4.3%


Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


During the past year, we frequently added to existing positions in beaten-down industries. For example, we increased the fund's technology and energy positions early in the fiscal year when these industries were among the first to feel the effects of Asia's recession. We believe our decisions were ultimately rewarded during the volatility of August and September, when stocks from both sectors outperformed the market averages. The French oil company Total, for example, ended the fiscal year outperforming the overall French market.

Large pharmaceutical companies also offered a safer haven during bouts of market volatility. An example is Pharmacia & Upjohn, which has appreciated to become one of the fund's largest holdings. Under new executive leadership this year, this Swedish-American pharmaceutical company has executed its restructuring efforts and has many attractive new products in its development pipeline. Thanks to these internal company qualities, the stock made relatively steady gains even amid market volatility. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* INTERNAL CHANGES PROGRESS IN SPITE OF EXTERNAL CONDITIONS

While our selection strategy gives the fund a conservative or defensive bias, it is also effective in a volatile market; it helps us identify companies experiencing internal change that seem likely to make progress regardless of external economic or market conditions. As already mentioned, the oil industry has had a tough year because of lower Asian demand for gasoline and industrial raw materials. The industry nonetheless benefited from a positive event when British Petroleum agreed to purchase Amoco, both being fund holdings. The leadership of British Petroleum in the new combination is especially encouraging because its managers have a strong track record of raising shareholder value by cutting costs and repurchasing stock.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
United States -- Electronics and electrical equipment

Philips Electronics
Netherlands -- Electronics and electrical equipment

ENI S.P.A.
Italy -- Oil and gas

Elf Aquitaine
France -- Oil and gas

IBM Corp.
United States -- Computer software and services

Vivendi
France -- Conglomerate

Telecom Italia S.P.A.
Italy -- Telephone services

Pharmacia & Upjohn, Inc.
United States -- Pharmaceuticals and biotechnology

Akzo-Nobel N.V.
Netherlands -- Chemicals

Sony Corp.
Japan -- Electronics and electrical equipment


These holdings represent 12.0% of the fund's net assets as of 9/30/98. Portfolio holdings will vary over time.


Vivendi, one of the fund's largest holdings, is a classic case of restructuring. Formerly known as Generale des Eaux, this company was a water utility that owned a variety of smaller companies. Under the leadership of Jean-Marie Messier, who became chairman in 1996, the company has shed many of its unrelated and less productive units. It has cut costs in its core water business while expanding its presence in the growing telecommunications industry. All of these moves have enhanced shareholder value and the stock has responded positively.

Among new holdings that have compelling stories of internal change are St. George Bank, Compaq, and McDonald's. St. George Bank is an Australian retail bank currently integrating its operations with a merger partner, Advance Bank. The merger is providing earnings growth through cost reductions even as the Australian economy remains sluggish. We added Compaq, the U.S. computer company, early in the year when technology stocks were down. Compaq's price had dropped because of its high inventory of PCs and because of its takeover of Digital Equipment Corporation (DEC). We took an independent view of the situation, believing that the DEC acquisition was a wise move because it added computer services to complete Compaq's product line. The stock's solid performance since we purchased it has rewarded our confidence.

Finally we added McDonald's earlier this year. The stock had underperformed the market for the past few years and was attractively valued when its executives announced strategic changes to enhance profitability. They have cut back on opening new U.S. restaurants and have focused on more efficient food preparation and providing customers a better overall experience. Although McDonald's has a long path to recovery, our investment team believes that management has been taking the right steps.

* CONTINUED FOCUS ON MANAGING RISK

The volatility in global markets during the past year has had one beneficial effect: investors seem to be evaluating the risks of international investing more carefully. We believe that our strategy has always taken these risks into account. By analyzing industries and companies on a global level, we are able to find the best combination of cheapness and positive change in large companies whether in the United States or international markets. Although the fund's short-term returns are influenced by external factors such as worries about economic growth rates, long-term returns are powered by the success of the financially sound, undervalued companies we own and their success in undertaking positive changes that reward shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing primarily in stocks of companies in the United States and worldwide.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (1/3/95)          (11/3/97)         (11/3/97)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                      -5.72%  -11.12%   -6.51%  -11.04%   -6.38%   -9.63%
------------------------------------------------------------------------------
Life of fund                66.26    56.68    60.27    57.27    61.79    56.21
Annual average              14.56    12.76    13.44    12.87    13.73    12.67
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                             S&P     MSCI      MSCI    Consumer
                            500(R)   EAFE     WORLD     Price
                            Index    Index    Index     Index
------------------------------------------------------------------------------
1 year                       9.05%   -8.34%    0.14%    1.36%
------------------------------------------------------------------------------
Life of fund               139.15    19.37    62.81     9.15
Annual average              26.19     4.84    13.89     2.36
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data do not reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
1/3/95


        Fund's class A  MSCI World  Consumer Price  S&P 500  MSCI EAFE
Date    shares at POP     Index        Index         Index

1/3/95      9,425        10,000       10,000        10,000    10,000
3/31/95     9,368        10,468       10,114        10,974    10,186
9/30/95    10,687        11,524       10,234        12,977    10,688
3/31/96    11,756        12,564       10,401        14,496    11,442
9/30/96    12,413        13,100       10,542        15,615    11,609
3/31/97    13,932        13,739       10,688        17,370    11,609
9/30/97    16,618        16,259       10,768        21,931    13,023
3/31/98    18,416        18,131       10,835        25,708    13,769
9/30/98   $15,668       $16,281      $10,915       $23,915   $11,937

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,027 at NAV ($15,727 at CDSC); a $10,000 investment in the fund's class M shares would have been valued at $16,179 ($15,621 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                             Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)          4             1            2
------------------------------------------------------------------------------
Income                       $0.094        $0.053       $0.060
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                     0.139         0.139        0.139
------------------------------------------------------------------------------
Short-term                    0.172         0.172        0.172
------------------------------------------------------------------------------
 Total                       $0.405        $0.364       $0.371
------------------------------------------------------------------------------
Share value:              NAV      POP       NAV      NAV      POP
------------------------------------------------------------------------------
9/30/97                 $12.50    $13.26       --       --       --
------------------------------------------------------------------------------
11/3/97                     --        --   $12.01   $12.01   $12.45
------------------------------------------------------------------------------
9/30/98                  11.39     12.08    11.34    11.35    11.76
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Standard and Poor's 500(R) Index* is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Europe, Australia, and Far East (EAFE)* component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.

The MSCI EAFE Index and the Standard & Poor's 500 Index that were included as comparative benchmarks in previous shareholder reports will no longer be included because the MSCI World Index, which contains both U.S. and international securities, is a sufficient comparative benchmark.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Global Growth and Income Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Growth and Income Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 1998




Portfolio of investments owned
September 30, 1998

COMMON STOCKS (96.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              1,431  Lockheed Martin Corp.                                                                  $      144,263

Airlines (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             18,566  British Airways PLC (United Kingdom)                                                          113,530
              1,630  Delta Air Lines, Inc.                                                                         158,518
                                                                                                            --------------
                                                                                                                   272,048

Automobiles (1.5%)
--------------------------------------------------------------------------------------------------------------------------
              8,000  Honda Motor Co., Ltd. (Japan)                                                                 242,868
              4,475  Ford Motor Co.                                                                                210,045
              6,506  Volvo AB (Sweden)                                                                             158,895
                                                                                                            --------------
                                                                                                                   611,808

Banks (12.7%)
--------------------------------------------------------------------------------------------------------------------------
             19,335  Allied Irish Banks PLC (Ireland)                                                              282,993
             21,247  Bank of Nova Scotia (Canada)                                                                  347,287
              2,435  BankAmerica Corp.                                                                             146,404
              4,176  BankBoston Corp.                                                                              137,808
              2,245  Bankers Trust New York Corp. (CUS)                                                            132,455
              3,543  Chase Manhattan Corp.                                                                         153,235
              2,177  Citicorp                                                                                      202,325
            113,500  Dao Heng Bank Group Ltd. (Hong Kong)                                                          145,748
             72,472  Den Norske Bank A.S.A. (Norway)                                                               227,563
              3,496  Deutsche Bank AG (Germany)                                                                    180,770
             57,900  Development Bank of Singapore Ltd. (Singapore)                                                233,177
              2,680  First Chicago NBD Corp.                                                                       183,580
              1,560  First Tennessee National Corp.                                                                 42,608
              3,822  First Union Corp.                                                                             195,639
              2,536  Fleet Financial Group, Inc.                                                                   186,238
              5,552  ForeningsSparbanken AB (Sweden)                                                               127,121
             17,473  HSBC Holdings PLC (United Kingdom)                                                            320,212
              1,800  Huntington Bancshares, Inc.                                                                    45,225
                111  Julius Baer Holdings AG (Switzerland)                                                         261,413
                928  Mercantile Bancorporation, Inc.                                                                44,892
             19,223  National Bank of Canada (Canada)                                                              282,784
             16,943  National Westminster Bancorp Inc. (United Kingdom)                                            227,357
              3,493  NationsBank Corp.                                                                             186,876
              3,542  PNC Bank Corp.                                                                                159,390
              1,876  Societe Generale (France)                                                                     207,826
              1,450  Summit Bancorp                                                                                 54,375
              4,057  Washington Mutual, Inc.                                                                       136,924
             42,205  Westpac Banking Corp. (Australia)                                                             232,798
                                                                                                            --------------
                                                                                                                 5,085,023

Broadcasting (0.4%)
--------------------------------------------------------------------------------------------------------------------------
                969  Television Francaise 1 (France)                                                               166,215

Building Products (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             63,589  Cemex, S.A. de C.V. (Mexico)                                                                  140,509
             30,801  CRH PLC (Ireland)                                                                             388,711
            133,000  Pioneer International Ltd. (Australia)                                                        248,856
                                                                                                            --------------
                                                                                                                   778,076

Business Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            140,484  Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                             280,691

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              4,615  Comcast Corp. Class A                                                                         216,617

Chemicals (3.5%)
--------------------------------------------------------------------------------------------------------------------------
             12,642  Akzo-Nobel N.V. (Netherlands)                                                                 450,156
              9,477  Bayer AG ADR (Germany) (NON)                                                                  358,298
              6,915  du Pont (E.I.) de Nemours & Co., Ltd.                                                         388,104
              2,970  Eastman Chemical Co.                                                                          149,799
              1,740  Hoechst AG (Germany)                                                                           71,935
                                                                                                            --------------
                                                                                                                 1,418,292

Computer Software and Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             11,850  Compaq Computer Corp.                                                                         374,756
              3,608  Computer Associates Intl., Inc.                                                               133,496
              3,657  IBM Corp.                                                                                     468,096
                                                                                                            --------------
                                                                                                                   976,348

Conglomerates (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            162,232  BTR PLC (United Kingdom)                                                                      292,790
              3,404  Cooper Industries, Inc.                                                                       138,713
              2,217  Minnesota Mining & Manufacturing Co.                                                          163,365
             73,273  Tomkins PLC (United Kingdom)                                                                  343,514
                990  United Technologies Corp.                                                                      75,673
              2,332  Vivendi (France)                                                                              465,017
                                                                                                            --------------
                                                                                                                 1,479,072

Consumer Products (2.0%)
--------------------------------------------------------------------------------------------------------------------------
              1,465  Clorox Co.                                                                                    120,863
              2,340  Colgate-Palmolive Co.                                                                         160,290
             16,000  KAO Corp. (Japan)                                                                             255,157
              3,505  Kimberly-Clark Corp.                                                                          141,953
             14,644  Unilever Group (United Kingdom)                                                               125,242
                                                                                                            --------------
                                                                                                                   803,505

Electric Utilities (4.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,523  Duke Energy Corp.                                                                             233,179
                740  Electrabel S.A. (Belgium)                                                                     292,218
              3,595  Entergy Corp.                                                                                 110,546
              2,200  Iberdrola II (Spain) (NON)                                                                     36,242
             15,964  Iberdola S.A. (Spain) (NON)                                                                   266,367
                400  Public Service Enterprise Group, Inc.                                                          15,750
             20,326  Scottish Power PLC (United Kingdom)                                                           196,797
              5,495  Southern Co.                                                                                  161,759
              6,290  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                                       327,879
                                                                                                            --------------
                                                                                                                 1,640,737

Electronics and Electrical Equipment (7.3%)
--------------------------------------------------------------------------------------------------------------------------
            118,598  Cookson Group PLC (United Kingdom)                                                            219,581
              3,276  Emerson Electric Co.                                                                          203,931
              7,025  General Electric Co.                                                                          558,927
              3,838  Motorola, Inc.                                                                                163,835
              9,817  Philips Electronics N.V. (Netherlands)                                                        529,563
             28,000  Ricoh Co., Ltd. (Japan)                                                                       258,083
              9,418  Seagate Technology, Inc. (NON)                                                                236,039
            108,235  Siebe PLC (United Kingdom)                                                                    349,311
              6,100  Sony Corp. (Japan)                                                                            423,475
                                                                                                            --------------
                                                                                                                 2,942,745

Farm Equipment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              3,679  Deere (John) & Co.                                                                            111,290

Financial Services (3.7%)
--------------------------------------------------------------------------------------------------------------------------
                675  Ahmanson (H.F.) & Co.                                                                          37,463
              2,900  Morgan Stanley, Dean Witter, Discover and Co.                                                 124,881
            138,000  Nikko Securities Co. Ltd. (Japan)                                                             295,786
              5,806  Norwest Corp.                                                                                 207,927
              8,700  Promise Co., Ltd. (Japan)                                                                     391,405
                744  Suez Lyonnaise Eaux Finance (France) (NON)                                                    126,823
              1,564  UBS AG (Switzerland)                                                                          306,000
                                                                                                            --------------
                                                                                                                 1,490,285

Food and Beverages (5.1%)
--------------------------------------------------------------------------------------------------------------------------
              4,522  Anheuser-Busch Cos., Inc.                                                                     244,188
             33,036  Bass PLC (United Kingdom)                                                                     395,610
              7,212  ConAgra, Inc.                                                                                 194,273
              2,666  General Mills, Inc.                                                                           186,620
              4,459  Heinz (H.J.) Co.                                                                              227,966
             30,000  Kirin Brewery Co. Ltd.                                                                        239,649
              2,545  McDonald's Corp.                                                                              151,905
                 96  Nestle S.A. (Switzerland) (NON)                                                               191,583
              4,220  Sara Lee Corp.                                                                                227,880
                                                                                                            --------------
                                                                                                                 2,059,674

Health Care Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,250  Aetna Inc.                                                                                    156,375
              3,621  United Healthcare Corp.                                                                       126,735
              5,893  Tenet Healthcare Corp. (NON)                                                                  169,424
                                                                                                            --------------
                                                                                                                   452,534

Insurance and Finance (6.8%)
--------------------------------------------------------------------------------------------------------------------------
              7,934  ABN AMRO Holding N.V. (Netherlands)                                                           135,354
              2,542  AGF (Assurances Generales de France) (France)                                                 140,349
             24,657  Allied Zurich AG (United Kingdom) (NON)                                                       252,127
              3,279  Allstate Corp.                                                                                136,693
              1,937  American Express Co.                                                                          150,360
              3,320  American General Corp.                                                                        212,065
              2,565  AON Corp.                                                                                     165,443
              2,640  CIGNA Corp.                                                                                   174,570
              4,145  Fannie Mae                                                                                    266,316
                300  Hartford Financial Services Group                                                              14,231
              7,315  Internationale Nederlanden Groep (Netherlands)                                                330,061
             95,890  Istituto Nazionale delle Assicurazioni (Italy)                                                244,402
              5,075  KeyCorp                                                                                       146,541
              1,782  Morgan (J.P.) & Co., Inc.                                                                     150,802
              2,373  SCOR (France)                                                                                 141,194
              2,301  Travelers Group, Inc.                                                                          86,288
                                                                                                            --------------
                                                                                                                 2,746,796

Metals and Mining (0.8%)
--------------------------------------------------------------------------------------------------------------------------
              7,771  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                               90,824
              2,144  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                               25,460
             16,867  Rio Tinto PLC (Australia)                                                                     200,982
                                                                                                            --------------
                                                                                                                   317,266

Networking (0.5%)
--------------------------------------------------------------------------------------------------------------------------
              5,977  3Com Corp. (NON)                                                                              179,684

Office Equipment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              2,069  Xerox Corp.                                                                                   175,348

Oil and Gas (9.4%)
--------------------------------------------------------------------------------------------------------------------------
                750  Amoco Corp.                                                                                    40,406
              3,160  Atlantic Richfield Co.                                                                        224,163
             24,139  British Petroleum Co. PLC (United Kingdom)                                                    369,023
              1,920  Burlington Resources Inc.                                                                      71,760
              4,085  Elf Aquitaine S.A. (France) (NON)                                                             504,366
             86,195  Ente Nazionale Idrocarburi (ENI) SPA (Italy) (NON)                                            529,352
              5,703  Exxon Corp.                                                                                   400,279
              3,049  Mobil Corp.                                                                                   231,533
              5,961  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                               283,893
              2,305  Schlumberger Ltd.                                                                             115,970
              4,398  Sonat, Inc.                                                                                   131,390
              6,908  Tosco Corp.                                                                                   148,522
              3,345  Total Corp. ADR Class B, (France)                                                             421,965
             11,727  YPF S.A. ADR (Argentina)                                                                      304,902
                                                                                                            --------------
                                                                                                                 3,777,524

Paper and Forest Products (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             31,149  Abitibi-Consolidated Inc. (Canada)                                                            272,897
             11,064  Svenska Cellulosa AB Class B, (Sweden)                                                        218,142
              2,652  Temple Inland, Inc.                                                                           126,965
                                                                                                            --------------
                                                                                                                   618,004

Pharmaceuticals and Biotechnology (6.3%)
--------------------------------------------------------------------------------------------------------------------------
              6,285  American Home Products Corp.                                                                  329,177
              5,450  Baxter International, Inc.                                                                    324,275
              3,330  Bristol-Myers Squibb Co.                                                                      345,904
              2,905  Merck & Co., Inc.                                                                             376,379
                184  Novartis AG ADR (Switzerland)                                                                 295,867
              9,075  Pharmacia & Upjohn, Inc.                                                                      455,452
             19,000  Sankyo Co., Ltd. (Japan)                                                                      419,750
                                                                                                            --------------
                                                                                                                 2,546,804

Photography (1.4%)
--------------------------------------------------------------------------------------------------------------------------
              6,000  Canon, Inc. (Japan)                                                                           121,580
              2,395  Eastman Kodak Co.                                                                             185,163
              7,000  Fuji Photo Film Co. (Japan)                                                                   240,673
                                                                                                            --------------
                                                                                                                   547,416

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
              1,715  McGraw-Hill, Inc.                                                                             135,914
              2,920  Times Mirror Co. Class A                                                                      155,125
                                                                                                            --------------
                                                                                                                   291,039

Retail (1.3%)
--------------------------------------------------------------------------------------------------------------------------
              5,311  Dayton Hudson Corp.                                                                           189,868
              6,060  K mart Corp. (NON)                                                                             72,341
              3,011  Sears, Roebuck & Co.                                                                          133,049
              6,597  Toys R Us (NON)                                                                               106,789
                                                                                                            --------------
                                                                                                                   502,047

Semiconductors (2.0%)
--------------------------------------------------------------------------------------------------------------------------
              3,965  Intel Corp.                                                                                   339,999
              7,190  STMicroelectronics N.V. ADR (France) (NON)                                                    323,100
              2,764  Texas Instruments, Inc.                                                                       145,800
                                                                                                            --------------
                                                                                                                   808,899

Steel (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             15,106  SKF AB Class B, (Sweden)                                                                      186,387
              1,366  Thyssen AG (Germany)                                                                          233,178
                                                                                                            --------------
                                                                                                                   419,565

Telephone Services (8.6%)
--------------------------------------------------------------------------------------------------------------------------
              6,448  Ameritech Corp.                                                                               305,474
              4,649  American Telephone & Telegraph Co.                                                            271,676
              4,226  Bell Atlantic Corp.                                                                           204,696
              3,149  BellSouth Corp.                                                                               236,962
             11,484  Deutsche Telekom AG (Germany) (NON)                                                           357,112
             10,908  Hellenic Telecommunication Organization S.A. (Greece)                                         262,102
             25,200  Mahanager Telephone GDR 144A                                                                  299,376
              6,147  Portugal Telecom S.A. (Portugal)                                                              223,862
              2,699  Sprint Corp.                                                                                  194,328
             50,200  Telecom Corp. of New Zealand Ltd.                                                              89,176
             28,500  Telecom Corp. of New Zealand Ltd. (New Zealand)                                               109,100
             66,176  Telecom Italia SPA (Italy)                                                                    456,809
              3,385  Telfonica de Espana (Spain)                                                                   123,707
              5,804  U S West, Inc.                                                                                304,347
                                                                                                            --------------
                                                                                                                 3,438,727

Tire and Rubber (0.9%)
--------------------------------------------------------------------------------------------------------------------------
              2,567  Goodyear Tire & Rubber Co. (The)                                                              131,880
              6,231  Michelin Corp. Class B, (France)                                                              244,938
                                                                                                            --------------
                                                                                                                   376,818

Tobacco (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             24,057  BAT PLC (United Kingdom) (NON)                                                                179,078
              8,432  Philip Morris Cos., Inc.                                                                      388,398
              5,590  RJR Nabisco Holdings Corp.                                                                    140,798
                                                                                                            --------------
                                                                                                                   708,274

Transportation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
              5,841  Burlington Northern Santa Fe Corp. (NON)                                                      186,912
             10,817  Peninsular and Oriental Steam Navigation Co.
                       (United Kingdom)                                                                            102,893
                                                                                                            --------------
                                                                                                                   289,805
                                                                                                            --------------
                     Total Common Stocks (cost $43,089,537)                                                 $   38,673,239

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,408  K mart Financing I $3.875 cv. pfd.                                                     $       70,400
              2,900  St George Bank Ltd. 144A $4.50 cv. pfd. (Australia)                                           138,838
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $232,475)                                     $      209,238

CONVERTIBLE BONDS AND NOTES (0.3%) (a)(cost $115,537)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $100,000  Apple Computer, Inc. cv. sub. notes 6s, 2001                                           $      139,250

SHORT-TERM INVESTMENTS (4.5%) (a)(cost $1,791,271)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $1,791,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1998 with Goldman Sachs and Co.
                       due October 1, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $1,791,271 for an effective
                       yield of 5.45%.                                                                      $    1,791,271
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $45,228,820) (b)                                               $   40,812,998
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $40,188,698

  (b) The aggregate identified cost on a tax basis is $45,398,484, resulting in gross unrealized appreciation and depreciation of $1,805,676 and $6,391,162, respectively, or net unrealized depreciation of $4,585,486.

(NON) Non-income-producing security.

(CUS) This entity provides subcustodian services to the fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      Diversification by Country

      Distribution of investments by country of issue at September 30, 1998, (as percentage of Market Value)

          Australia                 2.0%

          Canada                    2.2

          France                    6.7

          Germany                   3.8

          Ireland                   1.7

          Italy                     3.0

          Japan                     6.5

          Mexico                    1.0

          Netherlands               4.2

          Spain                     1.0

          Sweden                    1.7

          Switzerland               2.6

          United Kingdom            8.6

          United States            50.6

          Others                    4.4
                                 ------
          Total                   100.0%

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1998
                                                                    Unrealized
                           Market     Aggregate Face     Delivery  Appreciation/
                            Value         Value            Date   (Depreciation)
-------------------------------------------------------------------------------
British Pounds            $ 774,303     $ 768,430        3/22/99     $(5,873)
Japanese Yen              1,538,687     1,571,101        3/15/99      32,414
-------------------------------------------------------------------------------
                                                                     $26,541
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $45,228,820) (Note 1)          $40,812,998
-----------------------------------------------------------------------------------------------
Cash                                                                                     25,114
-----------------------------------------------------------------------------------------------
Foreign currency (cost $465,483)                                                        474,877
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               153,188
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   59,962
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          448,894
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           32,414
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         12,233
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                4,022
-----------------------------------------------------------------------------------------------
Total assets                                                                         42,023,702

Liabilities
-----------------------------------------------------------------------------------------------
Distribution payable to shareholders                                                      2,498
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,439,345
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              288,831
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               30,435
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                            2,146
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,187
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   31,899
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                6,425
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                      5,873
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   26,365
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,835,004
-----------------------------------------------------------------------------------------------
Net assets                                                                          $40,188,698

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $43,551,871
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            129,481
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  897,492
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                         (4,390,146)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding           $40,188,698

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($22,090,650 divided by 1,939,845 shares)                                                $11.39
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.39)*                                  $12.08
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($16,315,273 divided by 1,438,991 shares)**                                              $11.34
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,782,775 divided by 157,027 shares)                                                   $11.35
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.35)*                                  $11.76
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $40,823)                                            $  625,231
-----------------------------------------------------------------------------------------------
Interest                                                                                155,925
-----------------------------------------------------------------------------------------------
Total investment income                                                                 781,156

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        222,110
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          222,467
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        5,919
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,597
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    38,784
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   108,530
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     8,228
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              771
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  20,993
-----------------------------------------------------------------------------------------------
Registration fees                                                                        12,179
-----------------------------------------------------------------------------------------------
Auditing                                                                                 19,184
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,277
-----------------------------------------------------------------------------------------------
Postage                                                                                   3,620
-----------------------------------------------------------------------------------------------
Other                                                                                     4,350
-----------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                        (115,189)
-----------------------------------------------------------------------------------------------
Total expenses                                                                          558,820
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (15,290)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            543,530
-----------------------------------------------------------------------------------------------
Net investment income                                                                   237,626
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        946,207
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (60,487)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                       33,674
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (4,900,511)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (3,981,117)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(3,743,491)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                       1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   237,626      $   29,367
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           885,720         358,837
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                         (4,866,837)        327,464
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            (3,743,491)        715,668
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (98,477)        (44,540)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                             (18,908)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,182)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (229,559)       (252,586)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (110,952)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (10,348)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    41,517,210         389,976
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         37,303,293         808,518

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     2,885,405       2,076,887
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $129,481 and $59,193, respectively)                                       $40,188,698      $2,885,405
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Jan. 3, 1995+
operating performance                                                        Year ended September 30              to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $12.50           $10.77            $9.64            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                              .16(d)           .14              .21              .27
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.87)            3.13             1.30              .87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 (.71)            3.27             1.51             1.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.09)            (.23)            (.36)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.31)           (1.31)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.40)           (1.54)            (.38)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $11.39           $12.50           $10.77            $9.64
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                            (5.72)           33.88            16.14            13.41*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $22,091           $2,885           $2,077           $1,771
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                                          1.70             1.48             1.27              .49*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                                          1.14             1.19             2.03             3.04*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               62.96           103.92           222.89            21.68*
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class
    B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September
    30, 1995, reflect a reduction of approximately $.07,  $.09 and $.20 per share for class A, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Nov. 3, 1997+
operating performance                                                                                             to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $12.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                 .04(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.31)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                           (.31)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $11.34
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                                                               (2.62)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $16,315
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a) (c)                                                                                            2.24*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (a)                                                                                             .39*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  62.96
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class
    B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September
    30, 1995, reflect a reduction of approximately $.07,  $.09 and $.20 per share for class A, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Nov. 3, 1997+
operating performance                                                                                             to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $12.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                 .07(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.29)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                           (.31)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.37)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $11.35
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                                                               (2.48)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,783
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a) (c)                                                                                            2.02*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%) (a)                                                                                             .62*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  62.96
------------------------------------------------------------------------------------------------------------------------------------

    Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended September 30, 1998 reflect a reduction of $.05 per share for class A, class
    B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September
    30, 1995, reflect a reduction of approximately $.07,  $.09 and $.20 per share for class A, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth. Current income as a secondary objective, the fund invests primarily in common stocks in a number of foreign countries and the United States.

The fund offers class A, class B and class M shares. The fund began offering class B and M on November 3, 1997. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price on its principle exchange, or if no sales are reported -- as is the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair market value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998 the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, organization costs, realized gains and losses on passive foreign investment companies and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $47,771 to decrease undistributed net investment income and $1,702 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $49,473. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1998, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $15,290 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $670 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to .35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $124,845 and $9,022 from the sale of class A and class M shares, respectively and $12,910 in contingent deferred sales charges from redemption of class B shares. A deferred sales charges of up to 1% is assessed on certain redemption of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp. acting as underwriter received no monies from the redemption of class A shares.

Note 3
Purchases and sales

During the year ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $56,808,040 and $16,215,185, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,196,349        $27,443,419
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       27,329            321,431
-----------------------------------------------------------------------------
                                                 2,223,678         27,764,850

Shares
repurchased                                       (514,685)        (6,378,953)
-----------------------------------------------------------------------------
Net increase                                     1,708,993        $21,385,897
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         16,348           $177,118
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       29,497            296,547
-----------------------------------------------------------------------------
                                                    45,845            473,665

Shares
repurchased                                         (7,804)           (83,689)
-----------------------------------------------------------------------------
Net increase                                        38,041           $389,976
-----------------------------------------------------------------------------

                                                        For the period
                                                       November 3, 1997
                                                       (commencement of
                                                        operations) to
                                                      September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,704,469        $21,409,230
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,707            124,308
-----------------------------------------------------------------------------
                                                 1,715,176         21,533,538

Shares
repurchased                                       (276,185)        (3,413,968)
-----------------------------------------------------------------------------
Net increase                                     1,438,991        $18,119,570
-----------------------------------------------------------------------------

                                                        For the period
                                                       November 3, 1997
                                                       (commencement of
                                                        operations) to
                                                      September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        182,828         $2,338,570
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,071             12,478
-----------------------------------------------------------------------------
                                                   183,899          2,351,048

Shares
repurchased                                        (26,872)          (339,305)
-----------------------------------------------------------------------------
Net increase                                       157,027         $2,011,743
-----------------------------------------------------------------------------

At September 30, 1998, Putnam Investment, Inc. owned 218,957 of class A shares (11.29% of class A shares outstanding) valued at $2,493,920.



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $361,697 as capital gain, for its taxable year ended September 30, 1998.

The fund has designated 20.69% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------


AN063 47008 11/98